[UBS WARBURG LOGO]                                        [LEHMAN BROTHERS LOGO]


                                LB-UBS COMMERCIAL
                             MORTGAGE TRUST 2001-C2
                        COMMERCIAL MORTGAGE PASS-THROUGH
                          CERTIFICATES, SERIES 2001-C2

                  PUBLIC CERTIFICATES INITIAL PRINCIPAL BALANCE
                           APPROXIMATELY $1.19 BILLION


UBS Warburg                                                     LEHMAN BROTHERS



                              Salomon Smith Barney

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT. THIS MATERIAL SHOULD NOT BE COPIED OR DISEMMINATED TO ANY OTHER PARTIES.

TRANSACTION HIGHLIGHTS
================================================================================

Initial Mortgage Pool Balance:           Approximately $1.3 billion

Public Certificates:                     Approximately $1.19 billion

Private Certificates*:                   Approximately $147.65 million

                                         * The Private Certificates are not
                                           offered hereby.

Co-Lead Manager/Sole Book Runner:        Lehman Brothers Inc.

Co-Lead Manager:                         UBS Warburg LLC

Co-Manager:                              Salomon Smith Barney, Inc.

Rating Agencies:                         Moody's Investors Service Inc.
                                         ("Moody's") and Fitch, Inc. ("Fitch")

Trustee:                                 LaSalle Bank National Association

Fiscal Agent:                            ABN AMRO Bank N.V.

Master Servicer:                         First Union National Bank

Special Servicer:                        ORIX Real Estate Capital Markets, LLC

TRANSACTION HIGHLIGHTS
================================================================================


Determination Date:                      11th day of each month or if such day
                                         is not a business day, then the
                                         following business day

Distribution Date:                       4th business day after the
                                         Determination Date of each month,
                                         commencing in June 2001

Eligible for Underwriters' Prohibited    Classes A-1, A-2, B, C and D
Transaction Exemption for ERISA
Purposes:

DTC:                                     All public certificates

Bloomberg:                               Cash flows will be modeled on Bloomberg

Denominations:                         Class               Minimum Denomination*
                              --------------------------  ----------------------
                                 A-1,A-2, B, C and D               $10,000
                               *Increments $1 thereafter.

Lehman Brothers CMBS Index:              All classes will be included in the
                                         Lehman Brothers CMBS Index

STRUCTURAL HIGHLIGHTS
================================================================================

CERTIFICATES

                      ----------------------------------------------------------
                              Class A-1
                      ---------------------------
                              Class A-2
  OFFERED         {   ---------------------------
CERTIFICATES                  Class B
                      ---------------------------
                              Class C
                      ---------------------------
                              Class D
                      ---------------------------
                              Class E
                      ---------------------------
                              Class F
                      ---------------------------
                              Class G                       Class X (1)
                      ---------------------------
                              Class H
  PRIVATE,            ---------------------------
    114A         {            Class J
CERTIFICATES          ---------------------------
                              Class K
                      ---------------------------
                              Class L
                      ---------------------------
                              Class M
                      ---------------------------
                              Class N
                      ---------------------------
                              Class P
                      ---------------------------
                              Class Q
                      ----------------------------------------------------------

(1) The Class X certificates have the rights to the excess interest from the underlying mortgage loans. The Class X certificates will be privately placed and are not offered hereby.

STRUCTURAL HIGHLIGHTS
================================================================================

BOND STRUCTURE
o    Sequential pay structure.
o Interest and principal are paid to senior classes before subsequent classes receive interest and principal.(8)
o Credit enhancement for each class will be provided by the classes which are subordinate to it.
o Losses allocated in reverse sequential order starting with the non-rated principal balance class (Class Q).

-----------------------------------------------------------------------------------------------------------------------------------
               ORIGINAL FEE          RATINGS        CREDIT                       WTD. AVG.       PRINCIPAL
   CLASS        AMOUNT ($)        (MOODY'S/FITCH)   SUPPORT    DESCRIPTION    LIFE(YEARS)(1)     WINDOW(1)         OFFERING TYPE
-----------------------------------------------------------------------------------------------------------------------------------
    A-1        $257,428,000           Aaa/AAA        20.75%     Fixed Rate          5.81         6/01-10/10           Public
-----------------------------------------------------------------------------------------------------------------------------------
    A-2        $806,327,000          Aaa /AAA        20.75%     Fixed Rate          9.65         10/10-3/11           Public
-----------------------------------------------------------------------------------------------------------------------------------
     B          $50,335,000           Aa2/AA         17.00%     Fixed Rate          9.81         3/11-3/11            Public
-----------------------------------------------------------------------------------------------------------------------------------
     C          $63,758,000            A2/A          12.25%     Fixed Rate          9.81         3/11-3/11            Public
-----------------------------------------------------------------------------------------------------------------------------------
     D          $16,779,000            A3/A-         11.00%     Fixed Rate          9.81         3/11-3/11            Public
-----------------------------------------------------------------------------------------------------------------------------------
     E          $13,422,000          Baa1/BBB+       10.00%     Fixed Rate          9.81         3/11-3/11        Private 144A(6)
-----------------------------------------------------------------------------------------------------------------------------------
     F          $20,135,000          Baa2/BBB         8.50%     Fixed Rate          9.81         3/11-3/11        Private 144A(6)
-----------------------------------------------------------------------------------------------------------------------------------
     G          $16,778,000          Baa3/BBB-        7.25%       WAC(2)            9.81         3/11-3/11        Private 144A(6)
-----------------------------------------------------------------------------------------------------------------------------------
     H          $23,490,000           Ba1/BB+         5.50%     Fixed Rate          9.81         3/11-3/11        Private 144A(6)
-----------------------------------------------------------------------------------------------------------------------------------
     J          $15,101,000           Ba2/BB          4.38%     Fixed Rate          9.81         3/11-3/11        Private 144A(6)
-----------------------------------------------------------------------------------------------------------------------------------
     K          $11,745,000           Ba3/BB-         3.50%     Fixed Rate          9.81         3/11-3/11        Private 144A(6)
-----------------------------------------------------------------------------------------------------------------------------------
     L          $10,067,000            B1/B+          2.75%     Fixed Rate          9.81         3/11-3/11        Private 144A(6)
-----------------------------------------------------------------------------------------------------------------------------------
     M          $13,422,000            B2/B           1.75%     Fixed Rate          9.89         3/11-4/11        Private 144A(6)
-----------------------------------------------------------------------------------------------------------------------------------
     N           $6,712,000            B3/B-          1.25%     Fixed Rate          9.89         4/11-4/11        Private 144A(6)
-----------------------------------------------------------------------------------------------------------------------------------
     P           $3,355,000          Caa2/CCC         1.00%     Fixed Rate          9.90         4/11-5/11        Private 144A(6)
-----------------------------------------------------------------------------------------------------------------------------------
     Q          $13,423,763             NR            N/A       Fixed Rate          9.98         5/11-5/11        Private 144A(6)
-----------------------------------------------------------------------------------------------------------------------------------
     X       $1,342,277,763(3,7)     Aaa/AAA          N/A        WAC I/O            8.95(4)     6/01-5/11(5)     Private 144A(6)
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL:     $1,342,277,763             --             --           --               --              --                 --
-----------------------------------------------------------------------------------------------------------------------------------

(1) Expected assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and pay off on their respective anticipated repayment dates.
(2) "WAC" describes a variable coupon equal to the weighted average of certain net mortgage interest rates on the underlying mortgage loans.
(3)  Represents notional amount.
(4)  Represents weighted average life of notional amount.
(5) Represents period over which the notional amount of the subject class of certificates will be reduced to zero.
(6)  Not offered hereby.
(7) The Class X certificates have rights to the excess interest off all the underlying mortgage loans.
(8) Except in the case of Class A-2, which receives interest pro-rata with Class A-1 and Class X, but will receive principal after Class A-1 unless and until the principal balances of Classes B through Q are reduced to zero as a result of losses and unanticipated expenses.

STRUCTURAL HIGHLIGHTS
================================================================================

CALL PROTECTION


--------------------------------------------------------------------------------
                                                        STATISTICAL DATA
--------------------------------------------------------------------------------
        Total Loans With Initial Lock-Out                      100%*
--------------------------------------------------------------------------------
          Loans With Initial Lock-Out &                       97.8%*
              Defeasance Thereafter
--------------------------------------------------------------------------------
          Loans With Initial Lock-Out &                        2.2%*
          Yield Maintenance Thereafter
--------------------------------------------------------------------------------
           Weighted Average Remaining                          9.4 years
   Lock-Out, if applicable, Defeasance Period
--------------------------------------------------------------------------------
          Weighted Average Open Period                         2 months
--------------------------------------------------------------------------------
* % of initial mortgage pool balance.


--------------------------------------------------------------------------------
   Open Prepayment                          Number of      % of initial Mortgage
Period at End of Loan*                       Loans             Pool Balance
--------------------------------------------------------------------------------
         NONE                                  28                 15.1%
--------------------------------------------------------------------------------
       1 MONTH                                 40                 25.3
--------------------------------------------------------------------------------
       2 MONTHS                                15                 10.2
--------------------------------------------------------------------------------
       3 MONTHS                                53                 43.7
--------------------------------------------------------------------------------
       4 MONTHS                                 2                  3.2
--------------------------------------------------------------------------------
       5 MONTHS                                 1                  0.4
--------------------------------------------------------------------------------
       6 MONTHS                                 3                  2.0
--------------------------------------------------------------------------------
        TOTAL:                                 142               100.0%
--------------------------------------------------------------------------------

*  Weighted average open period at the end of loans is two months.

STRUCTURAL HIGHLIGHTS
================================================================================

PREPAYMENT PREMIUMS*

----------------------------------------------------------------------------------------------------------------------------
   PREPAYMENT        5/01       5/02      5/03       5/04      5/05      5/06       5/07      5/08      5/09       5/10
    PREMIUM
----------------------------------------------------------------------------------------------------------------------------
 LOCK-OUT/DEF.       99.6%      99.6%     99.3%      98.2%     97.8%     98.4%      98.4%     99.3%     99.3%     99.2%
----------------------------------------------------------------------------------------------------------------------------
  YIELD MAINT.        0.4%       0.4%      0.7%       1.8%      2.2%      1.6%       1.6%      0.7%      0.7%      0.7%
----------------------------------------------------------------------------------------------------------------------------
   SUB-TOTAL        100.0%     100.0%    100.0%     100.0%    100.0%    100.0%     100.0%    100.0%    100.0%     99.9%
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
       5%             -          -          -         -          -         -         -          -         -         -
----------------------------------------------------------------------------------------------------------------------------
       4%             -          -          -         -          -         -         -          -         -         -
----------------------------------------------------------------------------------------------------------------------------
       3%             -          -          -         -          -         -         -          -         -         -
----------------------------------------------------------------------------------------------------------------------------
       2%             -          -          -         -          -                   -          -         -         -
----------------------------------------------------------------------------------------------------------------------------
       1%             -          -          -         -          -         -                    -         -         -
----------------------------------------------------------------------------------------------------------------------------
      OPEN            -          -          -         -          -         -         -          -         -        0.1%
----------------------------------------------------------------------------------------------------------------------------
     TOTAL          100.0%     100.0%    100.0%     100.0%    100.0%    100.0%     100.0%    100.0%    100.0%    100.0%
----------------------------------------------------------------------------------------------------------------------------

* % represents % of then outstanding balance as of the date shown, assuming no prepayments or defaults and that ARD loans mature and payoff on their respective anticipated repayment dates.

POOL HIGHLIGHTS
================================================================================

o The pool includes six mortgage loans, (representing 19.1% of the initial mortgage pool balance) which Moody's and/or Fitch have confirmed to us that in the context of their inclusion in the securitization trust, have credit characteristics consistent with obligations rated investment grade (the "Investment Grade Loans").
o One of the Investment Grade Loans is a product of the A/B Note structure described below (the "Investment Grade A Note").
o    Summary of the pool composition is as follows:


--------------------------------------------------------------------------------
                          NUMBER     TOTAL PRINCIPAL BALANCE      % OF TOTAL
                         OF LOANS      AS OF CUT-OFF DATE        MORTGAGE POOL
--------------------------------------------------------------------------------
       Conduit(1)           141          $1,262,277,763              94.0%
--------------------------------------------------------------------------------
    Investment Grade          1             $80,000,000               6.0%
         A Note
--------------------------------------------------------------------------------
  TOTAL MORTGAGE POOL:       142         $1,342,277,763             100.0%
--------------------------------------------------------------------------------
(1) Includes five investment grade loans representing 13.1% of the initial pool balance.

POOL HIGHLIGHTS
================================================================================

o The Investment Grade A Note (6.0% of the initial mortgage pool balance) is the senior loan of an A/B Note structure, which structure was developed by Lehman Brothers in LBCMT 1999-C2.

o The Investment Grade A Note was created by de-leveraging a larger balance loan utilizing the A/B Note structure.


---------------  ----------------  ------------------------------  -------------
                      A Note           AAA to A Cashflows(1)           LB-UBS
                                                                       2001-C2
                 ----------------  ------------------------------  -------------
 Investment
Grade A Note
                 ----------------  ------------------------------  -------------
                      B Note           A- to BBB- Cashflows(2)      B NOTE TRUST
                                                                     OR HOLDER
---------------  ----------------  ------------------------------  -------------


     (1) Fitch has indicated to the Depositor that the A Note proceeds are expected to contribute to AAA through A cash flows of the LB-UBS 2001-C2 transaction.

     (2) Fitch has indicated to the Depositor that the B Note proceeds are expected to contribute to A- through BBB- cash flows of the LB-UBS 2001-C2 transaction

o B Note receives no principal until the principal amount on the A Note has been paid in full.

POOL HIGHLIGHTS
================================================================================

o    The Investment Grade A Note DSCR and LTV are set forth below:

--------------------------------------------------------------------------------
                   WESTFIELD SHOPPINGTOWN MERIDEN (A NOTE)(2)
--------------------------------------------------------------------------------
       DSCR(1)                                         1.73x(3)
--------------------------------------------------------------------------------
        LTV                                            56.3%
--------------------------------------------------------------------------------

(1)  Based on underwritten net cash flow.
(2) Moody's and Fitch have confirmed to us that in the context of its inclusion in the securitization trust, the Westfield Shoppingtown Meriden loan has credit characteristics consistent with obligations rated investment grade.
(3)  Calculated based on 7.45% interest rate.

POOL HIGHLIGHTS
================================================================================


--------------------------------------------------------------------------------
        GENERAL POOL CHARATERISTICS AS OF THE CUR-OFF DATE, MAY 11, 2001
--------------------------------------------------------------------------------
   Size of Pool                                                 $1,342,277,763
--------------------------------------------------------------------------------
   Contributor of Collateral                                      Lehman 50.5%
                                                                     UBS 49.5%
--------------------------------------------------------------------------------
   Number of Loans                                                         142
--------------------------------------------------------------------------------
   Weighted Average Gross Coupon                                        7.666%
--------------------------------------------------------------------------------
   Weighted Average Original Term to Maturity(1)                    117 months
--------------------------------------------------------------------------------
   Weighted Average Remaining Term to Maturity(1)                   114 months
--------------------------------------------------------------------------------
   Average Balance                                                  $9,452,660
--------------------------------------------------------------------------------
   Average Balance (excluding the Investment Grade A Note)          $8,952,325
--------------------------------------------------------------------------------
   Largest Loan                                                    $80,000,000
--------------------------------------------------------------------------------
   WA U/W DSCR                                                           1.42x
--------------------------------------------------------------------------------
   WA LTV                                                                69.0%
--------------------------------------------------------------------------------
   WA LTV at Maturity/ARD(1)                                             60.8%
--------------------------------------------------------------------------------
   Geographic Diversity                                              28 states
--------------------------------------------------------------------------------
   Balloon and/or ARD Loans                                              99.7%
--------------------------------------------------------------------------------

(1) Assumes ARD loans mature on their anticipated repayment date. Includes fully amortizing loans.

POOL HIGHLIGHTS
================================================================================

ORIGINATION AND STRUCTURING

o Sponsors of and major investors in properties securing loans in the LB-UBS 2001-C2 transaction include the following:

       o   Westfield America

       o   General Growth Properties/NY State Common Retirement Fund

       o   Marriott International/CNL Realty

       o   Hartz Mountain Industries

       o   Felcor/Interstate

       o   Malcom Glazer

       o   Konover & Associates, Inc.

       o   Robert Johnson

o    Conduit Origination

     -- UBS and Lehman re-underwrite loans not directly originated by UBS or Lehman, respectively.

     -- Underwritten NCF either verified on conduit loans subject to a variance of 2.5% or re-underwritten by third party service providers (i.e., by Arthur Andersen for UBS and by Deloitte & Touche for Lehman).

     -- Generally, hospitality loans have "agreed upon procedures" performed by a "Big Five" accounting firm to verify revenue and expense items.

     -- Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history checks.

     -- Appraisals are prepared in accordance with USPAP standards by approved vendors.

POOL HIGHLIGHTS
================================================================================

ORIGINATION AND STRUCTURING (CONT'D)

o    Conduit Origination (cont'd)

     --  Substantially all borrowers are single asset entities.

     --  Non-consolidation opinions

         o Delivered for substantially all loans with principal balances greater than $15 million

         o  Delivered for substantially all hospitality loans

     -- Cash management systems affecting approximately 94.5% of the initial mortgage pool balance.

         o  Springing lockbox - 62.2% of the initial mortgage pool balance.

         o  Hard lockbox - 32.3% of the initial mortgage pool balance.(1)





(1) Includes some hard lockboxes that (a) are under lender's control and are subject to cash management agreements which require daily or weekly sweeps to accounts controlled by the borrower until the occurrence of certain trigger events and (b) consist of deposit of funds paid by multifamily tenants/hotel customers to property managers, which funds are subsequently submitted to accounts under lender's control.

POOL HIGHLIGHTS
================================================================================

ORIGINATION AND STRUCTURING (CONT'D)

     --  Funded Escrows:

--------------------------------------------------------------------------------
                                                    % OF POOL WITH FUNDED
                  ESCROW TYPE                            ESCROW(1)(2)
--------------------------------------------------------------------------------
Replacement Reserves                                        96.6%
--------------------------------------------------------------------------------
Taxes                                                       94.9%
--------------------------------------------------------------------------------
Insurance                                                   89.3%
--------------------------------------------------------------------------------
TI & LC (Retail)                                            94.2%
--------------------------------------------------------------------------------
TI & LC (Industrial)                                       100.0%
--------------------------------------------------------------------------------
TI & LC (Office)                                           100.0%
--------------------------------------------------------------------------------

(1) The table above does not include the Investment Grade A Note and the NewPark loan that has been confirmed to the Depositor by Moody's and/or Fitch, in the context of its inclusion in the trust, as having credit characteristics consistent with obligations rated investment grade.

(2) Escrows are in the form of either periodic cash deposits, letters of credit or reserves.

POOL HIGHLIGHTS
================================================================================

PROPERTY TYPE

o Office loans, regional mall loans, anchored retail loans, multifamily loans(1), industrial/warehouse loans, office/retail and Investment Grade Loans comprise approximately 84.3% of the initial mortgage pool balance.

o 100% of mortgage loans secured by regional malls have credit characteristics consistent with obligations rated investment grade by Moody's and/or Fitch.

--------------------------------------------------------------------------------
                                 PROPERTY TYPE
--------------------------------------------------------------------------------

MULTIFAMILY(1)           15.7%
HOTEL                     8.0%
OFFICE                   29.0%
OFFICE/INDUSTRIAL         0.5%
INDUSTRIAL/WAREHOUSE      3.8%
UNANCHORED RETAIL         2.8%
REGIONAL MALL            11.5%
ANCHORED RETAIL          21.7%
MIXED USE                 6.8%
OFFICE/RETAIL             0.1%

--------------------------------------------------------------------------------

(1)  Includes one mobile home park
(2)  5.5% full service; 2.6% limited service.

POOL HIGHLIGHTS
================================================================================

GEOGRAPHIC DIVERSITY

o    Loans are secured by properties located in 28 states.

o    The states with the largest concentration are California and New Jersey.

o 42.2% of properties located in California secure mortgage loans that have credit characteristics consistent with obligations rated investment grade by Fitch and/or Moody's.

--------------------------------------------------------------------------------
                               STATE DISTRIBUTION
--------------------------------------------------------------------------------

CA        21.4%
NJ        11.6%
FL         8.9%
NY         8.8%
GA         8.2%
CT         7.6%
TX         5.8%
VA         5.3%
OTHER     22.3%
--------------------------------------------------------------------------------

POOL HIGHLIGHTS
================================================================================

LOAN SIZE DIVERSITY

o    142 mortgage loans
o Average loan size: $9,452,660; average loan size without the Investment Grade A Note Loan: $8,952,325
o    Largest loan comprises 6.0% of the initial mortgage pool balance.
o It has been confirmed to us by Moody's and/or Fitch that six mortgage loans (including the Investment Grade A Note) which collectively represent 19.1% of the initial mortgage pool balance have, in the context of their inclusion in the securitization trust, credit characteristics consistent with obligations rated investment grade (the "Investment Grade Loans").

--------------------------------------------------------------------------------
                             LOAN SIZE DISTRIBUTION
--------------------------------------------------------------------------------


(less than) $2       2.7%
$2-$6               12.5%
$6-$10              16.4%
$10-$14             15.6%
$14-$18              1.1%
$18-$24             14.2%
$24-$36             12.8%
$36-$58             13.1%
$66-%80             11.5%

                                   $ MILLIONS

# of Loans     30     43     29     18     1     9     6     4     2
--------------------------------------------------------------------------------

POOL HIGHLIGHTS
================================================================================

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

o    Weighted average underwritten debt service coverage of 1.42x

--------------------------------------------------------------------------------
                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIO
--------------------------------------------------------------------------------
      PROPERTY TYPE       % OF POOL        WA U/W DSCR      MIN/MAX U/W DSCR
--------------------------------------------------------------------------------
  RETAIL                    36.0%             1.42X              1.20X-1.73X
--------------------------------------------------------------------------------
  Regional Mall             11.5%             1.66x              1.59x-.1.73x
--------------------------------------------------------------------------------
  Other Anchored(1)         21.7%             1.31x              1.20x-1.71x
--------------------------------------------------------------------------------
  Unanchored                 2.8%             1.33x              1.25x-1.46x
--------------------------------------------------------------------------------
  OFFICE                    29.0%             1.42X              1.21X-1.80X
--------------------------------------------------------------------------------
  MULTIFAMILY(2)            15.7%             1.26X              1.21X-1.50X
--------------------------------------------------------------------------------
  HOTEL                      8.0%             1.73X              1.40X-2.51X
--------------------------------------------------------------------------------
  Full Service               5.5%             1.84x              1.46x-2.51x
--------------------------------------------------------------------------------
  Limited Service            2.6%             1.48x              1.40x-1.64x
--------------------------------------------------------------------------------
  MIXED USE                  6.8%             1.40X              1.23X-1.49X
--------------------------------------------------------------------------------
  INDUSTRIAL/WAREHOUSE       3.8%             1.41X              1.28X-1.48X
--------------------------------------------------------------------------------
  OFFICE/RETAIL              0.1%             1.37X              1.37X-1.37X
--------------------------------------------------------------------------------
  OFFICE/INDUSTRIAL          0.5%             1.26X              1.25X-1.29X
--------------------------------------------------------------------------------
TOTAL:                     100.0%             1.42X              1.20X-2.51X
--------------------------------------------------------------------------------

1.20x-1.24x         12.9%
1.25x-1.29x         21.9%
1.30x-1.34x         18.6%
1.35x-1.39x          8.9%
1.40x-1.49x         13.4%
1.50x-1.69x         11.7%
1.70x-1.89x          9.8%
1.90x-2.59x          2.8%

# of Loans     17     37     38     14     17     12     5     2
--------------------------------------------------------------------------------
(1) Includes properties with single tenants that are nationally recognized.
(2) Includes mobile home parks (0.08% of the initial mortgage pool balance).

POOL HIGHLIGHTS
================================================================================
CUT OFF DATE LOAN TO VALUE RATIO

o    Weighted Average Loan to Value of 69.0%

o    Weighted Average Loan to Value at Maturity or ARD(1) of 60.8%

--------------------------------------------------------------------------------
                              LOAN TO VALUE RATIO
--------------------------------------------------------------------------------

(less than) 45%           0.7%
45%-50%                   2.4%
50%-55%                   2.4%
55%-60%                  15.2%
60%-65%                  11.3%
65%-70%                  10.7%
70%-75%                  30.3%
75%-80%                  26.9%

# of Loans     4     2     1     5     18     19     47     46
--------------------------------------------------------------------------------
(1) Assumes ARD loans mature on their anticipated repayment date. Includes fully amortizing loans.

SIGNIFICANT LOANS
================================================================================

INVESTMENT GRADE A NOTE LOAN CHARACTERISTICS:

------------------------------------------------------------------------------------------------------------------------------------
                                             WESTFIELD SHOPPINGTOWN MERIDEN
------------------------------------------------------------------------------------------------------------------------------------
                               CUT-OFF DATE     % OF                    TERM TO     AMORTIZATION          U/W
NOTE          PROPERTY TYPE       BALANCE       LOAN     COUPON         MATURITY        TERM              DSCR        LTV(5)
------------------------------------------------------------------------------------------------------------------------------------
A Note        Regional Mall     $80,000,000     81.5%     7.45%         10 years     30 years(2)         1.73x(3)     56.3%
------------------------------------------------------------------------------------------------------------------------------------
B Note(1)     Regional Mall     $18,201,882     18.5%     7.45%         10 years        N/A              1.44x(3,4)   69.2%(4)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE:       $98,201,882    100.0%     7.45%         10 YEARS     30 YEARS            1.44X        69.2%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Placed privately.
(2) Amortization calculated based on combined principal balance of A Note and B Note.
(3)  Calculated assuming an interest rate of 7.45%.
(4)  Includes A Note balance.
(5)  Based on Appraised Value of $142,00,000.

SIGNIFICANT LOANS
================================================================================

OTHER SIGNIFICANT MORTGAGE LOANS CHARACTERISTICS:

----------------------------------------------------------------------------------------------------------------------
                                            OTHER SIGNIFICANT MORTGAGE LOANS
----------------------------------------------------------------------------------------------------------------------
                                                                 CUT-OFF DATE
               NAME                        PROPERTY TYPE            BALANCE       % OF DEAL     U/W DSCR     LTV
----------------------------------------------------------------------------------------------------------------------
             NewPark Mall                   Regional Mall         $74,773,008        5.6%       1.59x        59.8%
----------------------------------------------------------------------------------------------------------------------
          Harmon Meadow Plaza                 Mixed Use           $57,857,975        4.3%       1.49x        72.9%
----------------------------------------------------------------------------------------------------------------------
           Garden City Plaza                    Office            $39,905,969        3.0%       1.37x        72.6%
----------------------------------------------------------------------------------------------------------------------
            Citi Properties                  Multifamily          $39,638,998        3.0%       1.21x        62.7%
----------------------------------------------------------------------------------------------------------------------
  Philip's at Sunrise Shopping Center          Anchored           $38,888,374        2.9%       1.26x        74.8%
                                                Retail
----------------------------------------------------------------------------------------------------------------------
   Village at Main Street Portfolio           Mixed Use           $32,906,863        2.5%       1.23x        67.2%
----------------------------------------------------------------------------------------------------------------------
 Courtyard by Marriott - Philadelphia           Hotel             $32,500,000        2.4%       2.11x        50.7%
----------------------------------------------------------------------------------------------------------------------
         250 Montgomery Street                  Office            $28,464,094        2.1%       1.33x        69.4%
----------------------------------------------------------------------------------------------------------------------
          10950 Tantau Avenue                   Office            $26,718,414        2.0%       1.80x        59.4%
----------------------------------------------------------------------------------------------------------------------
           215 Coles Street                  Industrial/          $25,946,805        1.9%       1.48x        72.1%
                                              Warehouse
----------------------------------------------------------------------------------------------------------------------
           TOTALS/WTD. AVG.:                      -              $397,600,502       29.6%       1.48X        66.1%
----------------------------------------------------------------------------------------------------------------------

SIGNIFICANT LOANS
================================================================================

MORTGAGE LOANS WITH CREDIT CHARACTERISTICS SHADOW-RATED INVESTMENT GRADE:

---------------------------------------------------------------------------------------------------------------------------
                                               INVESTMENT GRADE MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------------------
                                            PROPERTY          CUT-OFF DATE
               NAME                           TYPE               BALANCE        % OF DEAL      U/W DSCR       LTV
---------------------------------------------------------------------------------------------------------------------------
   Westfield Shoppingtown Meriden         Regional Mall       $80,000,000          6.0%         1.73x         56.3%
---------------------------------------------------------------------------------------------------------------------------
            NewPark Mall                  Regional Mall       $74,773,008          5.6%         1.59x         59.8%
---------------------------------------------------------------------------------------------------------------------------
Courtyard by Marriott - Philadelphia          Hotel           $32,500,000          2.4%         2.11x         50.7%
---------------------------------------------------------------------------------------------------------------------------
         10950 Tantau Avenue                  Office          $26,718,414          2.0%         1.80x         59.4%
---------------------------------------------------------------------------------------------------------------------------
           400 Plaza Drive                    Office          $21,946,068          1.6%         1.61x         59.3%
---------------------------------------------------------------------------------------------------------------------------
             529 Bryant                       Office          $19,794,648          1.5%         1.80x         49.5%
---------------------------------------------------------------------------------------------------------------------------
               TOTALS:                          -            $255,732,138         19.1%         1.74X         56.7%
---------------------------------------------------------------------------------------------------------------------------

SIGNIFICANT MORTGAGE LOANS GREATER THAN $60 MILLION
================================================================================

WESTFIELD SHOPPINGTOWN MERIDEN:

Principal Amount (A Note):             $80,000,000

Interest Rate (A Note):                7.45%

Maturity Date:                         January 11, 2011

Term to Maturity:                      10 years

Amortization:                           30 years

Sponsor:                               Westfield America, Inc.

Property:                              Regional Mall with total gross leaseable
                                       area of 913,625 square feet

Location:                              Meriden, Connecticut


Year Built:                            1971 and renovated in 1987, 1993 and 1999

2000 In-Line Sales/SF:                 Approximately $300(2)

2000 In-Line Cost of Occupancy:        15.6%(3)

Anchors:                               Filene's, JCPenney, Sears and Lord &
                                       Taylor(1)

2000 Anchor Sales/SF:                  Filene's $246; JCPenney $180; Sears
                                       $260(2)

Top 5 In-Line Tenants:                 Limited Express, Limited, Lerner New
                                       York, Lane Bryant and CVS

Overall Occupancy:                     98.2% as of October 2000

Value:                                 $142,000,000 (based on a third party
                                       appraisal conducted in December 2000)

LTV (A Note):                          56.3%

U/W DSCR:                              1.73x

(1) Filene's, JC Penney, and Sears' stores and pads are not part of the loan collateral. Lord & Taylor's pad, but not its store, is part of the loan collateral.

(2) Lord & Taylor store operations in late Fall 1999; comparable same year sales for 2000 not available.

SIGNIFICANT MORTGAGE LOANS GREATER THAN $60 MILLION
================================================================================

WESTFIELD SHOPPINGTOWN MERIDEN:


Reserves:              Monthly reserves for taxes. Insurance reserves will be
                       required if borrower fails to maintain, and provide evidence of the existence of, required policies.

Lockbox: Springing lockbox if debt service coverage falls below 1.30x, or below 1.40x after the borrower exercises a one-time right to cure the lockbox triggering event by raising the debt service coverage ratio from below 1.30x to at least 1.40x.

Prepayment:            Defeasance permitted two years after securitization.
                       Prepayment, in whole or in part, without penalty allowed starting 3 months prior to maturity date.

SIGNIFICANT MORTGAGE LOANS GREATER THAN $60 MILLION
================================================================================

NEWPARK MALL:

Principal Amount:                    $74,773,008

Interest Rate:                       7.45%

Anticipated Repayment Date:          February 11, 2011

Maturity Date:                       February 11, 2031

Term to ARD:                         10 years and 1 month

Amortization:                        30 years

Sponsor: GGP/Homart, Inc. (owned 50% by General Growth Properties Inc. and 50% by the New York State Common Retirement Fund)

Property:                            Regional Mall with total gross leaseable
                                     area of 1,168,681square feet

Location:                            Newark, California

Year Built:                          1980 and renovated in 1993

2000 In-Line Sales/SF:               $376

2000 In-Line Cost of Occupancy:      9.85%

Anchors:                             Target, Macy's, Sears, JC Penney and
                                     Mervyn's(1)

2000 Anchor Sales/SF:                Macy's $292; Sears $264; JCPenney $158;
                                     Mervyn's $278(2)

Top 5 In-Line Tenants:               Old Navy, Big 5 Sporting Goods, Gap/Gap
                                     Kids, The Wherehouse and Limited Express

Overall Occupancy:                   96.3% as of February 2001

Value:                               $125,000,000 (based on third party
                                     appraisal conducted in December 2000)

LTV:                                 59.8%

U/W DSCR :                           1.59x






(1) Target, Macy's, Sears and Mervyn's stores and pads are not part of the loan collateral. JC Penney's pad, but not its store, is part of the loan collateral.

(2) Anchor sales for year 2000 are estimated as reported to the Depositor by the borrower's property manager. Sales estimates for Target not available.

SIGNIFICANT MORTGAGE LOANS GREATER THAN $60 MILLION
================================================================================

NEWPARK MALL:


Reserves:                            Monthly reserves for taxes. Insurance
                                     reserves will be required if insurance is no longer carried under GGP/Homart's blanket policy.

Lockbox: Springing lockbox if debt service coverage falls below 1.25x

Prepayment:                          Defeasance permitted two years after
                                     securitization. Prepayment in whole or in part without penalty allowed starting 3 months prior to the ARD.

Guarantee:                           $15 million guarantee of principal and
                                     interest payments from GGP/Homart, Inc. The amount of the guarantee is reduced in increments to zero upon reaching increased levels of NOI as specified in the loan documents.

INVESTOR REPORTING
================================================================================

Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders.


               NAME OF REPORT                                    DESCRIPTION (INFORMATION PROVIDED)
------------------------------------------------------------------------------------------------------------------------------
     1         Distribution Date Statements                      principal and interest distributions, principal balances
------------------------------------------------------------------------------------------------------------------------------
     2         Mortgage Loan Status Report                       portfolio stratifications
------------------------------------------------------------------------------------------------------------------------------
     3         Comparative Financial Status Report               revenue, NOI, DSCR to the extent available
------------------------------------------------------------------------------------------------------------------------------
     4         Delinquent Loan Status Report                     listing of delinquent mortgage loans
------------------------------------------------------------------------------------------------------------------------------
     5         Historical Loan Modification Report               information on modified mortgage loans
------------------------------------------------------------------------------------------------------------------------------
     6         Historical Liquidation Report                     net liquidation proceeds and realized losses
------------------------------------------------------------------------------------------------------------------------------
     7         REO Status Report                                 NOI and value of REO
------------------------------------------------------------------------------------------------------------------------------
     8         Servicer Watch List                               listing of loans in jeopardy of becoming Specially Serviced
------------------------------------------------------------------------------------------------------------------------------
     9         Loan Payoff Notification Report                   listing of loans that have given notice of intent to payoff

TIMELINE
================================================================================



DATE                                 EVENT
------------------------------------ -------------------------------------------
Week of April 23, 2001               Structural & Collateral Term Sheets
                                     Available Road Shows/ Investor Calls
--------------------------------------------------------------------------------
Week of April 30, 2001               Road Shows/ Investor Calls (cont'd)
                                     Red Herrings Available
--------------------------------------------------------------------------------
On or about May 10, 2001             PRICING
--------------------------------------------------------------------------------
On or about May 24, 2001             Closing
--------------------------------------------------------------------------------